                                                                    EXHIBIT 10.5
EDUCATION SERVICE CENTER 18

Estimated Value of Contract: $525,000


Scope of Contract: Provider of computer Hardware and Software.

REGION 18

August 28, 1997



To the Vendor Addressed:

RE: Region 18 Education Service Center
Purchasing Cooperative Members

A few months ago you responded to Region 18 Education Service Center's "open catalog" bid This letter is to formally advise you that you are an approved vendor for the Region 18 Education Service Center Purchasing Cooperative for the period June 23, 1997 June22, 1998

According to the information submitted, you are an approved vendor in the following:

Category:

R18C015 - School and Office Supplies, Instructional Materials and furniture

R18C016 - Computer Hardware, Software, Supplies and Accessories

R18C017 - P E and Athletic Supplies and Equipment

Enclosed for your file and reference is a list showing the members of tile Region 18 Purchasing Cooperative. Each member is responsible for their own purchasing and orders are not processed through Region 18 ESC

Your cooperation regarding this matter is greatly appreciated Should you have any questions or concerns, please do not hesitate to call me at (915) 567- 3958 Thank you for your patience regarding; this matter

Sincerely,

/s/ Gary Bond
 Gary E. Bond
 Purchasing Assistant


 cc H. Whitehead

REGION 18 EDUCATION SERVICE CENTER
1997-1998 Purchasing Cooperative Members

Kermit ISD                 Marathon ISD           Marfa ISD
Curtis Barnett             Fred Stair             Linda Gutierrez
601 S Poplar               P O Box 416            P O Box T
Kermit TX 79745-4712       Marathon TX 79842      Marfa TS 79843
915-586-1015               915-386-4474           915-729-4252

Big Spring ISD             Canutillo ISD          Coahoma ISD
Ronald Plumlee             Kay Fraser             Gina McEndree
708 11th Place             P O Box 100            P O Box 110
Big Spring TX 79720        Canutillo TX 79835     Coahoma TX 79511
915-264-3620               915 877 -7430          915-394-4290

Colorado ISD               Coppell ISD            Crane ISD
Geneva Findley             Ralph M Seeley         David Roberson
P O Box 1047               200 S Denton Tap Rd    511 W 8th Street
Colorado City              Coppell                Crane
TX 79512                   TX 75019               TX 79731-3099
915-728-5312               214-471-1111           915-558-1020


Culberson County

Allamore ISD               Desoto ISD             Ector County ISD
Angelica Robledo           Mel McFarling          Dan Wilkinson
P O Box 899                200 E Belt Line Rd     P O Box 3912
Horn TX 79855              DeSoto TX 79760-3912   Odessa TX 75115-5795
915-283-2245               972-274-8266           915-332-9151

Forsan ISD                 Fort Davis ISD          Fort Stockton ISD
Diana Lanspery             Sharon Lippe            Charles Roberts
P O Drawer A               P O Box 1339            101 W Division
Forsan TX 79733            Fort Davis TX 79734     Fort Stockton TX 79735
915-457-2223               915-426-3917            915-336-4000

Glasscock ISD              Grady ISD               Grandfalls-Royalty ISD
JoAnn Turner               Johnny Tubb             Paula Francisco
P O BOX 9                  HCR 72 Box 4            P O Box 10
Garden City TX 79739       Lenorah TX 79749-9702   Grandfalls TX 79742-0010
915-354-2230               915-459-2444            915-547-2266

Greenwood ISD              Highland Park ISD       Howard County Jr. College
Larry McGough              Mary Bingham            Dennis Churchwell
2700 FM 1379               701 S Westchester       1001 Birdwell Lane
Midland TX 79706           Dallas TX 75205         Big Spring TX 79720
915-685-7803               214-523-1600            915-264-5167


Kermit ISD                 Marathon ISD            Marfa ISD
Curtis Barnett             Fred Stair              Linda Gutierrez
601 S Poplar               P O Box 416             P O Box T
Kermit TX 79843            Marathon TX 79745-4712  Marfa TX 79842
915-586-1015               915-386-4474            915-729-4252

Monahans-Wickett

McCamey ISD                Midland ISD             Pyote ISD
Ronnie Page                Leon Hartter            Joe Hayes
P O Box 934                P O Box 2298            606 S Betty
McCamey TX                 Midland TX              Monahans TX
79752                      79701                   79756
915-652-3141               915-689-1752            915-943-6711

                           Pecos-Barstow
Paris ISD                  -Toyah ISD              Presidio ISD
Ben Coker                  Cookie Canon            Gloria Baeza
P O Box 1159               P O Box 869             P O Box S
Paris TX 75460             Pecos TX 79772          Presidio TX 79845
903-737-7473               915-447-7203            915-229-3010

Rankin ISD                 Reagan County ISD       Region 18 ESC
Joyce Everidge             Delbert Dodds           Gary Bond
P O Box 90                 1111 12th Street        P O Box 60580
Rankin TX                  Big Lake TX             Midland TX
79778                      76932                   79711-0580
915-693-2461               915-884-3705            915-567-3258

Rockwall ISD               Stanton ISD             Terlingua ISD
Eva Kozlovsky              Rob Roberson            Kathy Killingsworth
801 E Washington           P O Box 730             P O Box 256 Street
Rockwall TX                Stanton TX              Terlingua TX
75087                      79782                   79852-0256
972-771-0605               915-756-2226            915-371-2281

Terrell County ISD         Ward County courthouse  Wink-Loving ISD
Blain Chriesman            Judge Sam Massey        Holly Bryan
P O Box 747                Courthouse              P O Box 637
Sanderson TX               Monahans TX             Wink TX
79848                      79756                   79789-0637
915-345-2251               915-943-3209            915-527-3700


EDUCATION SERVICE CENTER Region 1

Estimated Value of Contract: $525,000

Scope of Contract: Provider of cabling and Network supplies.

1900 WEST SCHUNIOR
EDINBURG TEXAS 78539
210/3S3-5611 FAX 210/383-3524

August 25, 1997

To: Vendor Addressed

From: Paul Hylander

Subject: Cabling RFP

The Region One Education Service Center Board of Directors awarded one year contacts to successful RFP respondents in August 20, 1997. Districts participating in the Region One Technology Cooperative will be able to use the services of the complained that were awarded contracts until August 31, 1998

Attached you will find a list of vendors that were awarded one year contract to provide cabling services for the Region One Technology Cooperative. You will need to send each school district 2 copies of your cabling RFP proposals in order that you can provide for them. One copy of your RFP needs to be sent to District Business Manager and one copy needs to be sent to the District Technology Coordinator.

School districts will develop cabling specifications for projects within their districts. Vendors from the approved list can be contacted in order to determine who can provide the best service at the best price.

Please contact me at 956-383-5611 if you have any questions about the bid awards.

RFP Cable Installation Summary


Overview

Requests for cabling RFP's are designed to give each district with the maximum flexibility when installing a local area network (LAN). This flexibility enables districts to choose a vendor that best meets their cabling needs in the areas Of purchasing supplies and equipment, labor costs, and costs of a turn key solution.

The RFP was designed around five scenarios for various types of Internet connectivity.
These included:

Administrative Offices (10 drops)

Computer Lab (30 drops)

Library (12 drops)

 Classrooms (80 drops)

 Total Campus (132 (Drops)

Each vendor must be able to meet or exceed the LAN cabling standards found in Appendix A of the RFP as well as meet the general and specific specifications of the RFP.

School districts will need to write their own cabling specifications for specific projects and vendors must be able to comply with all requirements of the districts and the RFP Districts will be able to negotiate the best deal from the approved vendor list that best meets the needs of the district.

Approved Vendors for Cabling and Equipment/Supplies
August 20, 1997-August 31, 1998

Vendor

Micro Media Solutions
D'Tcl Communication
ATE Telecom Solutions
Cable Com
Lucent Technologies
Southwestern Bell
Ecomm Systems
Carroll Systems
Anixter/NaCom
GTE
Walks Office Technology
Sabre Data
ANS Computers
Data Comm

Vendors Approved for Equipment and Supplies
August 20, 1997 August 31, 1998

 Valmac Electric
 Icon Technology
 Micro Warehouse
 Kent Data Comm

January 20 1998

To: Vendor Addressed
From: Paul Hylander

Subject: Approved Bid Awards

Enclosed you will find copies of the approved bid awards for the following categories:

 Computers and Computer parts

 Software

 Computer Maintenance

 Printers and Scanners

You are requested to send two (2) copies of your catalog to the school districts in Region One. One copy goes to the District Business Manager and one copy goes to the Technology Coordinator. Failure to send out copies of your catalog could result in the termination of your bid award contract approved by the Region One Board of Directors on December 16, 1997.

The bid awards are in effect until December 31, 1998 and Region One ESC has the option to renew this contract for an additional year.

Please contact Paul Hylander at 956-383-5611 if you need additional information.

Multimedia Cooperative

Bid Awards

1997-1998

Computers and Computer Systems

December 31,1997 to December 31, 1998

Generic Computers

Insight Direct                          Compu Connect
3820 South Harl Ave                     777 S Central Expressway Ste. 5 D
Tempe, AZ 85282                         Richardson, TX 75080
Phone 800-476-4888x5151                 Phone 972-680-3999
Fax 602-333-3400                        972-680-9253

QIV Systems                             Small Business Computer
4242 Woodcook Suite 101                 409 E. Jackson
San Antonio, Tx 78228                   Harlingen, TX 78550
Phone 800-288-4126                      Phone 956-421-3279
Fax 210-736-4054                        Fax 956-421-3177

CRC Solutions                           Plus More
201 North 15th                          4106 N. 22 Suite 3
McAllen, TX 78501                       McAllen, TX 78504
Phone 956-631-2321                      Phone 956-664-1933
Fax 956-631-4636                        Fax 956-664-9776

M&A Technology                          Micro Solutions
4407 Alpha Rd                           1311 E. Hackberry
Dallas, TX 75244                        McAllen, TX 78501
Phone 972-490-5803                      Phone 956-682-18l9
Fax 972-490-0616                        Fax 956-682-6560

Computers at                            Arlington Computers
Sunrise Mall 5858                       Parts & Service
SPID #37B & H 39                        2801 E Pioneer Parkway Suite 122
  TX 78412                              Arlington, TX 76010
Phone 512-994-8887                      Phone 817-649-1968
Fax 512-994-8988                        Fax 817-649-2055

Wholesale Computers                     NBA Computer Service
4610 San Bernardo                       4017 Frederickburg Rd,
Ste B                                   Suite E
Laredo, TX 78041                        San Antonio, TX 78201
Phone 956-725-3460                      Phone 210-732-1492
Fax 956-725-0133                        Fax 713-732-1495

HB Distribution                         Ameritel
9630 Clarewood Dr.                      11120 N Stemmon's Frwy
Suite Bl                                Dallas, TX 75229
Houston, TX 77036                       Phone 972-484-8549
Phone 713-776-4778                      Fax 972-484-5491
Fax 713-776-4770

Walks                                   Foremost Technologies
115 Boca Chica                          PO Box 3392
Brownsville. TX 78520                   Brownsville TX; 78532
Phone 800-481-0151                      Phone 956-831-4444
Fax 956-542-0803                        Fax 956-831-2257

Corby Company                           Tangent Computer
401 Isom Suite 500                      197 Airport
San Antonio, TX 78216                   Burlingame, CA 94010
Phone 210-340-2113                      Phone 800-342-9388
Fax 210-340-1217                        Fax 650-342-9388

Download Computer                            D D Computer Warehouse
11321 Richmond Ave                           4642 Everhart
Suite 106-C                                  Corpus Christi, TX 78411
Houston, TX 77082                            Phone 512-993-5895
Phone 888-217-9121                           Fax 512-993-5897
Fax 281 -870-8355

McCall Services                              Genesys
800 N Shoreline South                        1289 Hammerwood Ave
Suite 1100                                   SunnyVale, CA 94089
Corpus Christi,                              Phone 408-541-1800 x 126
TX 78401                                     Fax 408-541-1700
Phone 512-883-2060
Fax 512-883-0500

CPU Data                                     Cimarron
1122 Pecan                                   1830 NASA Road One
McAllen, TX 78501                            Houston, TX 77058
Phone 956-631-4477                           Phone 281-335 5840

Micro World
326 Maple Ave
Torrance, CA 90503
Phone 310-533-1177x270
Fax 310-533-0501



Gateway Computers


Omtex                                       Gateway 2000 Major Accounts
1221 S Main Suite 207                       610 Gateway Dr
Boerne, TX 78006                            N. Sioux City, SD 57049
Phone 800-482-8397                          Phone 800-779-2000
Fax 830-249-3319                            Fax 605-232-2701



HP Computers

Insight Direct                              MSI
3820 South Harl                             501 Waller
Tempe, AZ 85282                             Austin, TX 78702
Phone 800-476-4888                          Phone 512-476-6925 x 5151
Fax 602-333-3400                            Fax 512-473-2371

QIV Systems                                 Ameritel
4242 Woodcook                               11120 N Stemmons Frwy
Suite 101                                   Dallas, TX 75229
San Antonio, TX 78228                       Phone 972-484-8549
Phone 800-288-4126                          Fax 972-484-5491
Fax 210-736-4054

Walks                                       CGES
145 Boca Chica                              444 Scott Dr
Brownsville, TX 78520                       Bloomingdale, IL 60108
Phone 800-481-0151                          Phone 800-543-2437
Fax 956-542-0803                            Fax 630-924-6850

Download Computer                           D D Computer Warehouse
1321 Richmond Ave                           4642 Everhart
Suite 106-C                                 Corpus Christi, TX 7X411
Houston, TX 77082                           Phone 512-993-5895
Phone 888-217-9121                          Fax 512-993-5897
Fax 281-870-8355

CPU Data                                    Argon Technologies
1122 Pecan                                  1531 W IH 30
McAllen, TX 78501                           Greenville, TX 75402
Phone 956-631-4477                          Phone 903-45S-5036
Fax 956-787-1805                            Fax 903-455-2115

Cimarron                                    Education Access
1830 NASA Road One                          295 Santa Ana Ct
Houston, TX 77058                           Sunnyvale, CA 94086
Phone 281-335-5840                          Phone 800-741-8826 x 3145
Fax 281-335-5890                            Fax 800-741-X827


Dell Computers

QIV Systems                                 Dell
4242 Woodcook Suite 101                     One Dell Way
San Antonio, TX 78228                       Round Rock, TX 78682
Phone 800-288-4126                          Phone 800-274-7799
Fax 210-736-4054                            Fax 800-433-9528

Ameritel                                    Download Computer
11120 N Stemmons Frwy                       11321 Richmond Ave
Dallas, TX 75229                            Suite 106-C
Phone 972-484-8549                          Houston, TX 77082
Fax ###-##-####                             Phone 888-217-9121
                                            Fax 281-870-8355
McCall Services
800 N Shoreline Suite 1100
South Corpus Christi, TX 78401
Phone 512-883-2060 Fax 512-883-0500

Toshiba Computers

Insight Direct                                   MSI
3820 South Harl Ave                              501 Waller
Tempe, AZ 85282                                  Austin, TX 78702
Phone 800-476-4888                               Phone S12-476-6925
x 5151                                           Fax 512-473-2371
Fax 602-333-3400

Solutions Plus More                              Wholesale Computers
4106 N 22 Suite 3                                4610 San Bernard Ste B
McAllen, TX 78504                                Laredo, TX 78041
Phone 956-664-1933                               Phone 956-72S-3460
Fax 956-664-9776                                 Fax 956-725-0133

Ameritel                                         Download Computer
11120 N Stemmons Frwy                            11321 Richmond Ave Suite 106-C
Dallas, TX 75229                                 Houston, TX 77082
Phone 972-484-8549                               Phone 888-217-9121
Fax 972-484-5491                                 Fax 281-870-8355

D D Computer Warehouse                           Cimarron
642 Everhart                                     1830 NASA Road, One
Corpus Christie, TX 78411                        Houston, TX 77058
Phone 512-993-5895                               Phone 281-335-5890
Fax 512-993-5897                                       281-335-5890


Acer Computers

Insight Direct                                   Solutions Plus More
3820 South Harl Ave                              4106 N. 22 Suite 3
Tempe, AZ 85282                                  McAllen, TX 78504
Phone 800-476-4888                               Phone 956-664-1933
x 5151                                           Fax 956-664-9776
Fax 602-333-3400

Wholesale Computers                              Ameritel
4610 San Bernardo Ste B                          11120 N Stemmons Frwy
Laredo, TX 78041                                 Dallas, TX 75229
Phone 956-725-3460                               Phone 972-484-8549
Fax 956-725-0133                                 Fax 972-484-5491

Arsys Innotech                                   Walks
10518 Harwin Dr                                  145 Boca Chica
Houston, TX 77036                                Brownsville, TX 78520
Phone 713-988-9988                               Phone 800-481-0151
Fax 713-988-9989                                 Fax 956-542-0803

Foremost Technologies                            Download Computer
P O Box 3392                                     11321 Richmond Ave Suite 106-C
Brownsville, TX 78532                            Houston, TX 77082
Phone 956-831-4444                               Phone 888-217-9121
Fax 956-831-2257                                 Fax 281-870-8355

D D Computer Warehouse                           CPU Data
4642 Everhart                                    1122 Pecan
Corpus Christi, TX 78411                         McAllenl TX 78501
Phone 512-993-5895                               Phone 956-631-4477
Fax 512-993-5897                                 Fax 956-787- 1805

Cimarron                                         Micro World
1830 NASA Road One                               326 Maple Ave
Houston, TX 77058                                Torrance, CA 90503
Phone 281-335-5840                               Phone 310-533-1177x270
Fax 281-335-5890                                 Fax 310-533-0501


IBM Computers

Computer City                                    Insight Direct
300 W 3rd St Suite 1500                          3820 South Harl Ave
Fort Worth, TX 76102                             Tempe, AZ 85282
Phone 817-415-3250                               Phone 800-476-4888 x5151
Fax 817-415-3350                                 Fax 602-333-3400


MSI                                              Computer Education Solutions
501 Waller                                       11211 N Main
Austin, TX 78702                                 McAllen, TX 78501
Phone 512-476-6925                               Phone 800-303-8689
Fax 512-473-2371                                 Fax 956-584-3961

QIV Systems                                      Computerland
4242 Woodcook Suite 101                          115 W Main
San Antonio, TX 78228                            Uvalde, TX 78801
Phone 800-288-4126                               Phone 803-278-6665
Fax 210-736-4154                                 Fax 830-278-1513

Solutions Plus More                              Arsys Innotech
4106 N.22 Suite 3                                10518 Harwin Dr
McAllen, TX 78504                                Houston TX 77036
Phone 956-664-1933                               Phone 713-988-9988
Fax 956-664-9776                                 Fax 713-988-9989

CGES                                             Download Computer
444 Scott Dr                                     11321 Richmond Ave Suite 106C
Bloomingdale, IL 60108                           Houston, TX 77082
Phone 910-543-2437                               Phone 888-217-9121
Fax 630-924-6850                                 Fax 281-870-8355

CPU Data                                         Argon Technologies
1172 Pecan                                       1531 W IH 30
McAllen, TX 78501                                Greenville, TX 75402
Phone 956-631-4477                               Phone 903-455-5036
Fax 956-787-1805                                 Fax 903-455-2115

Apple Computers


Small Business Computer                          Apple Corp
409 E. Jackson                                   1846 N Shore Dr
Harlingen, TX 78550                              Port Isabel, TX 78587
Phone 956-421-3279                               Phone 956-943-3145
Fax 956-421 -3177                                Fax 956-943-3144

Apple Computer
P O Box 149116
Austin, TX 78714
Phone 800-800-2775
Fax 512-919-2974


Sun Computers


MSI                                              Sun Microsystems
501 Waller                                       6034 W Courtyard Dr Suite 200
Austin. TX 78702                                 Austin, TX 78730
Phone 512-476-6925                               Phone 512-346-8761
Fax 512-473-2371                                 Fax 512-346-8761


Internet Devices

Internet Products
8947 A Complex Dr
San Diego, CA 92123
Phone 888-468-3742
Fax 619-574-4111


Computer Software


December 31, 1997 to December 31, 1998
ACProductivity Software

Computer City                                    QIV Systems
300 W 3rd St Suite 1500                          1242 Woodcook Suite 1111
Fort Worth, TX 76102                             San Antonio, TX 78228
Phone 817-415-3250                               Phone 800-288-4126
Fax 817-415-3350                                 Fax 210-736-4054

Computerland                                     Dell
115 W Main                                       One Dell Way
Uvalde, TX 78801                                 Round Rock, TX 78682
Phone 803-278-6665                               Phone 800-433-9528
Fax 830-278-1513                                 Fax 800-433-9528

M&A Technology                                   Micro Solutions
4407 Alpha Rd                                    1311 E. Hackberry
Dallas TX 75244                                  McAllen, TX 78501
Phone 972-490-5803                               Phone 956-682-1819
Fax 972-490-0616                                 Fax 956-682-6560

Arlington Computers                              Wholesale Computers
Parts & Service
2801 E Pioneer Parkway Suite 122                 4610 San Bernardo Ste B
Arlington, TX 76010                              Laredo, TX 78041
Phone 817-649-1968                               Phone 956-725-3460
Fax 817-649-2055                                 Fax 956-725-0133

HB Distribution                                  Ameritel
9630 Clarewood Dr                                11120 N Stemmons
Frwy Suite B 1                                   Dallas TX 75229
Houston, TX 77036                                Phone 972-484-5491
Phone 713-776-4778
Fax 713-776-4770                                 Fax 972-484-5491

The Software Source                              Foremost Technologies
1750 Brielle A-2                                 PO Box 3392
Ocean. NJ 07712                                  Brownsville TX 78532
Phone 732-695-2100                               Phone 956-831-4444
Fax 732-695-1070                                 Fax 956-831-2257

Tangent Computer                                 Download Computer
Airport                                          11321 Richmond Ave Suite 106-C
Burlingame, CA 94010                             Houston TX 77082
Phone 800-342-9388                               Phone 888-217-9121
Fax 650-342-9388                                 Fax 281-870-8355

D D Computer Warehouse                           Cimarron
4642 Everhart                                    l830 NASA Road One
Corpus Christi. TX 78411                         Houston TX 77058
Phone 512-993-5895                               Phone 281-335-5840
Fax 512-993-5897                                 Fax 281-335-5890

Azarat Marketing
2809 Bird Ave Suite 299
Miami FL 33133
Phone 305-285-7297
Fax 305-285-8879


Education Software

Computer City                                    ET&T/Regency
300 W 3rd St Suite 1500                          1214 C Stonghollow Dr
Fort Worth, TX 76102                             Kingwood, TX 77339
Phone 817-415-3250                               Phone 800-419-9119
Fax 817-415-3350                                 Fax 280-358-7397

Computers at Sunrise                         Arlington Computers
Mall                                         Parts & Service
5858                                         2801 E Pioneer Parkway Suite 122
SPID #37B & # 39, TX 78412                   Arlington, TX 76010
Phone 512-994-8887                           Phone 817-649-1968
Fax 512-994-8988                             Fax 817-649-2055

Wholesale Computers                          Educational Resources
4610 San Bernardo Ste B                      8523 Pioneer Gold
Laredo, TX 78041                             San Antonio, TX 78249
Phone 956-725-3460                           Phone 800-624-2926
Fax 956-725-0133                             Fax 210-684-7670

Ameritel                                     Computer Tutor
11120 N Stemmons Frwy                        Rt. 1 Box 31 G
Dallas, TX 75229                             Farmersville, TX 75442
Phone 972-484-8549                           Phone 800-472-0071
Fax 972-484-5491                             Fax 903-776-2100

School Visions of Texas
704 Nightingale #8
McAllen, TX 78504
Phone 956-687-3210
Fax 956-782-1019


ILS Software

New Century                                  Jostens
220 Old New Brunswickq                       7878 N 16th Suite 100
Picataway, NJ 08854                          Pheonix, AZ 85020
Phone 800-833-6232                           Phone 800-422-4339
Fax 732-981-0552                             Fax 602-230-7034

Small Business Computer                      ET&T/Regency
409 E. Jackson                               1214C Stonghollow Dr
Harlingen, TX 78550                          Kingwood, TX 77339
Phone 956-421-3279                           Phone 800449-9119
Fax 956-421-3177                             Fax 280-358-7397

Computerland                                 Tangent Computer
115 W Main                                   197 Airport
Uvalde, TX 78801                             Burlingame, CA 94010
Phone 803-278-6665                           Phone 800-342-9388
Fax 830-278-1513                             Fax 650-342-9388

Computer Maintenance

December 31, 1997 to December 31. 1998


Computer Maintenance

Computer City                                MSI
300 W 3rd St Suite 1500                      501 Waller
Fort Worth, TX 76102                         Austin, TX 78702
Phone 817-415-3250                           Phone 512-476-6925
Fax 817-415-3350                             Fax 512-473-2371

QIV Systems                                  Small Business Computer
4242 Woodcook Suite 101                      409 F. Jackson
San Antonio, TX 78228                        Harlingen, TX 78550
Phone 800-288-4126                           Phone 956-421-3279
Fax 210-736-4054                             Fax 956-421-3177

CRC                                          Computerland
201 North 15tb                               115 W Main
McAllen, TX 78501                            Uvalde, TX 78801
Phone 0956-631-2321                          Phone 803-278-6665
Fax 956-631-4636                             Fax 830-278-1513

Solutions Plus More                          M&A Technology
4106 N. 22 Suite 3                           4407 Alpha Rd
McAllen, TX 78504                            Dallas, TX 75244
Phone 956-664-1933                           Phone 972-490-5803
Fax 956-664-9776                             Fax 972-490-0616

Micro Solutions                              Computers at Sunrise Mall
1311 E. Hackberry                            5858
McAllen, TX 78501                            SPID #37B & # 39, TX 78412
Phone 956-682-1819                           Phone 512-994-8887
Fax 956-682-6560                             Fax 512-994-8988

Wholesale Computers                          NBA Computer Service
4610 San Bernardo Ste B                      4017 Frederickburg Rd, Suite E
Laredo, TX 78041                             San Antonio, TX 78201
Phone 956-725-3460                           Phone 210-732-1492
Fax 956-725-0133                             Fax 713-732-1495

HB Distribution                              Ready Smart Systems
9630 Clarewood Dr                            801 Quince,  Ste 14
Suite B 1                                    McAllen, TX 78501
Houston, TX 77036                            Phone 956-686-9518
Phone 713-776-4778                           Fax 956-686-9581
Fax 713 776-4770


Foremost Technologies                        Tangent Computer
P O Box 3392                                 197 Airport
Download Computer                            D D Computer Warehouse
11321 Richmond Ave                           4642 Everhart
Suite 106                                    Corpus Christi, TX 78411
Houston, TX 77082                            Phone 512-993-5895
Phone 888-217-9121                           Fax 512-993-5897
Fax 281-870-8355

Computer Command                             McCall Services
708 E. Goodwin                               800 N Shoreline Suite 1100 South
Victoria, TX 77901                           Corpus Christi, TX 78401
Phone 800-460-3305                           Phone 512-883-2060
Fax 512-576-4259                             Fax 512-883-0500

CPU Data
1122 Pecan
McAllen, TX 78501
Phone 956-631-4477
Fax 956-787-1805


Printers and Scanners

Insight Direct                               MSI
3820 South Harl Ave                          501 Waller
Tempe, AZ 85282                              Austin, TX 78702
Phone 800-476-4888 X 5151                    Phone 512-473-2371
Fax 602-333-3400                             Fax 512-473-2371

Compu Connect                                QIV Systems
777 S. Central Expressway                    4242 Woodcook Suite 101
Ste 5D                                       San Antonio, TX 78228
Richardson, TX 75080                         Phone 800-288-4126
Phone 972-680-3999                           Fax 210-736-4054
Fax 972-680-9253

Apple Corp                                   CRC
1846 N Shore Dr                              201 North 15th
Port Isabel, TX 78587                        McAllen, TX 78501
Phone 956-943-3145                           Phone 956-631-2321
Fax 956-943-3144                             Fax 956-631-4636

Computerland                                 Dell
15 W Main                                    One Dell Way
Uvalde, TX 78801                             Round Rock, TX 78682
Phone 803-278-6665                           Phone 800-274-7799
Fax 830-278-1513                             Fax 800-433-9528

Solutions Plus More                          M&A Technology
4106 N. 22 Suite 3                           4407 Alpha Rd
McAllen, TX 78504                            Dallas, TX 75241
Phone 956-664-1933                           Phone 972-490-5803
Fax 956-664-9776                             Fax 972-490-0616

Computers at Sunrise                         Wholesale Computers
Mall 5858                                    4610 San Bernardo Ste 1
SPID #37B &  # 39, TX 78412                  Laredo, TX 78041
Phone 512-994-8887                           Phone 956-725-3460
Fax 512-994-8988                             Fax 956-725-0133

Dean Williams                                Educational Resources
Business Machines
5755 Bonhom Suite 416                        8523 Pioneer Gold
Houston, TX 77036                            San Antonio, TX 78249
Phone 713-266-3622                           Phone 800-624-2926

Arsys Innotech                               Walks
10518 Harwin Dr                              145 Boca C'hie;a
Houston, TX 77036                            Bronwnsville, TX; 78520
Phone 713-988-9988                           Phone 800-481-0151
Fax 713-988-9989                             Fax 956-542-0803

CGES                                         Foremost Technologies
444 Scott Dr                                 PO Box 3392
Bloomingdale, IL 60108                       Brownsville, TX 78532
Phone 800-543-2437                           Phone 956-831-4444
Fax 630-924-6850                             Fax 956-831-2257

Matrix Data                                  Tangent Computer
21555 Drake                                  197 Airport
Cleveland, OH 44136                          Burlingame, CA 94010
Phone 800-456-3325                           Phone 800-342-9388
Fax 216-238-4546                             Fax 650-342-9388

Apple Computer                               Download Computer
P O Box 149116                               11321 Richmond Ave Suite 106-C
Austin, TX 78714                             Houston, TX 77082
Phone 800-800-2775                           Phone 888-217-9121
Fax 512-919-2974                             Fax 281-870-8355

Northshore Computer Plus                     D D Computer Warehouse
935 Freeport                                 4642 Everhart
Houston, TX 77015                            Corpus Christi, TX 78411
Phone 713-450-2270                           Phone 512-993-5895
Fax 713-450-2577                             Fax 512-993-5897

Computer Command                             McCall Services
708 E. Goodwin                               800 N Shoreline Suite 1100 South
Victoria, TX 77901                           Corpus Christi, TX 78401
Phone 800-460-3305                           Phone 512-883-2060
Fax 512-576-4259                             Fax 512-883-0500

Genesys                                      CPU Data
1289 Hammerwood Ave                          1122 Pecan
SunnyVale, CA 94089                          McAllen, TX 78501
Phone 408-541-1800 x 126                     Phone 956-631-4477
Fax 408-541-1700                             Fax 956-787-1805